30. Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent Events
Subsequent events

On January 16, 2018, the subsidiary Gol Finance approved a tender offer of up to US$50 milion of the Senior Notes due in 2020.

On January 30, 2018, the offering of Senior Notes by Gol Finance was approved, in the amount of US$150 milion, due in 2025, which priced on February 2, 2018. The new Notes will be consolidated with, and form a single series with, the US$500 milion aggregate principal amount of notes that were originally issued on December 11, 2017, raising the outstanding total on the tranche to US$650 milion. Gol Finance will use part of the proceeds from the Senior Notes due in 2025 to fully redeem the Senior Notes due in 2020 that were offered after the Tender Offer and pay related costs and expenses.

Pursuant to a share repurchase program announced on April 10, 2018, to comply with the Company's restricted shares plan, the Company repurchased, through transactions on the B3, 740,000 preferred shares, representing 0.2776% of the total preferred shares issued and 0.2124% of the Company's capital stock, calculated considering the ratio of 35:1 of dividend rights of holders of common shares to those of holders of preferred shares. As a result of these repurchases, the Company holds 1,018,612 preferred shares in treasury, representing 0.3821% of the total preferred shares issued and 0.2924% of our capital stock. The Company terminated the share repurchase program on April 19, 2018.